Exhibit (h) i. c. 1.

BlackRock Limited

Second Amendment to Fund Participation Agreement

This Second Amendment (the “Amendment”), effective as of October 1, 2020 (“Effective Date”), to the Fund Participation Agreement dated as of February 1, 2017, as amended (“Agreement”), by and among Massachusetts Mutual Life Insurance Company (the “Company”) and on its own behalf and on behalf of each separate account of the Company set forth on Schedule A as may be amended from time to time (each separate account hereinafter referred to individually as an “Account” and collectively as the “Accounts”) and BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc., (collectively, the “Funds”) and BlackRock Investments, LLC (“BRIL” or “Underwriter” and the Funds collectively, “the Fund Parties”).

WHEREAS, the parties wish to amend the Agreement to modify certain sections of the Agreement including Exhibit B;

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties, intending to be legally bound, agree as follows:

1.	Article 3 Representations and Warranties, Section 3.9. is hereby replaced in its entirety with the following:

3.9          (a)          As long as Shares of the Fund are held on behalf of Contract owners, the Company shall comply with Applicable Law (including, but not limited to, any disclosure regarding fees or other compensation paid to the Company pursuant to this Agreement or any Related Agreement). The Company shall have policies and procedures in place which the Company reasonably believes to be appropriate and sufficient with regard to the handling of orders on a timely basis and which the Company believes provide adequate controls and procedures to ensure ongoing compliance with the requirements of this Section 3.9 as applicable and effective. Subject to legal restrictions, the Company will, upon request, promptly provide to Fund Parties evidence of those policies and procedures and the Company’s compliance therewith. The Company will, upon request, annually certify to compliance with Applicable Law. The Company acknowledges and agrees that Fund Parties are not responsible for the Company’s compliance with Applicable Law and have no responsibility for determining whether the Fund Shares are suitable for the Accounts or Contract owners. (All applicable laws, rules and regulations including, without limitation, the rules and regulations of any regulatory or self-regulatory authority with jurisdiction over a party are collectively referred to herein as “Applicable Law”.)

(b)          Without limiting the generality of Section 3.9(a) above, as long as Shares of the Fund are held on behalf of Contract owners, the Company has adopted, implemented and shall maintain and comply with a reasonable risk-based program to comply with all applicable economic, trade and financial sanctions laws, resolutions, executive orders and regulations enacted by the United States (including as administered and/or enforced by the Office of Foreign Assets Control), , the United Nations and other applicable jurisdictions (collectively, “Sanctions Laws”). The Company shall maintain and comply with policies, procedures and controls that are reasonably designed to ensure compliance with Sanctions Laws and limit the risk of transactions that could be regarded as circumventing Sanctions Laws and that it, the Accounts, the Contract owners and, to the extent required by law, its and their owners and controllers (i) are not in violation of any Sanctions Laws or on any list of prohibited individuals or entities enacted under Sanctions Laws (collectively, “Sanctions Lists”) and (ii) are not located, organized or doing business in a country or territory that is, or whose government is, the target of embargo or countrywide sanctions under any Sanctions Laws. The Company agrees that it will take

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BlackRock Limited

reasonable steps to ensure that Account and Contract owner funds shall not be directly or indirectly derived from or invested for the benefit of, persons, entities or countries that are subject to any country embargoes, in violation of any Sanctions Laws or on any Sanctions Lists. The Company will promptly inform BRIL in writing if with respect to the transactions in the shares or the Company’s services, the Company becomes aware of any violations of Sanctions Laws by itself or any of the Accounts or Contract owners or to the extent required by Applicable Law, any of their owners or controllers or if it or any of the Accounts or Contract owners or any of their owners or controllers are the target of embargo or identified on any Sanctions Lists or if the Company is otherwise unable to comply with its obligations under this Section 3.9(b).

(c)          Without limiting the generality of Section 3.9(a) above, as long as Shares of the Fund are held on behalf of Contract owners, the Company has adopted, implemented and shall maintain and comply with an anti-money laundering program to comply with (i) all applicable United States laws and regulations relating to anti-money laundering, including the Uniting and Strengthening America by Providing Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and the Bank Secrecy Act, as amended by the USA PATRIOT Act, and SEC and FINRA rules and regulations (collectively, “AML Laws”). The Company shall maintain and comply with written policies, procedures and controls designed to detect, prevent and report money laundering or other suspicious activity and prohibit dealings with shell banks. The Company shall have a written customer identification program that complies with AML Laws, including the FinCEN CDD rule (31 CFR Parts 1010, 1020, 1023, 1024 and 1026) which outlines requirements to identify and verify the identity of beneficial owners. In addition, the Company shall have a designated anti-money laundering compliance officer, and the Company shall provide anti-money laundering training to its staff on an annual basis. Finally, the Company’s anti-money laundering program shall provide for an independent audit of its anti-money laundering program on an annual basis. The Company will promptly inform BRIL in writing, to the extent not prohibited by Applicable Law, if the Company becomes aware of any violations of AML Laws by it or any Account or Contract owner with respect to the Company’s services or transactions in Shares or if the Company is otherwise unable to comply with its obligations under this Section 3.9(c).

(d)          As long as Shares of the Fund are held on behalf of Contract owners, the Company shall provide BRIL with such information as it may reasonably request, including, but not limited to, the filling out of questionnaires, attestations and other documents, to enable Fund Parties to fulfill their obligations under Sanctions Laws and AML Laws (including maintaining records for at least five years). Without limiting the generality of the foregoing, and subject to legal restrictions, the Company will, upon request, promptly provide to Fund Parties evidence of (i) its policies and procedures that are designed to comply with AML Laws and Sanctions Laws and (ii) the Company’s compliance therewith.

(e)          As long as Shares of the Fund are held on behalf of Contract owners, the Company represents and warrants that neither it nor any of its principals have been previously indicted with respect to or convicted of any criminal charges related to money laundering, and neither it nor any of its executive officers is the subject of any criminal action of any nature or of any regulatory or self-regulatory action relating to money laundering.

2.	Exhibit B is hereby deleted in its entirety and replaced as attached herewith in.

3.	Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

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4.	This Amendment set forth herein is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Agreement. Except as expressly modified hereby, the terms and provisions of the Agreement shall remain unchanged and shall continue in full force and effect.

5.	This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.

6.	This Amendment shall be governed by the laws of such jurisdiction specified in, and construed in accordance with, the Agreement.

REMAINDER OF THE PAGE INTENTIONALLY BLANK

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BlackRock Limited

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the Effective Date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

/s/ Michael S. Dunn
By:	Michael S. Dunn
Title:	Head of Institutional Insurance

BLACKROCK VARIABLE SERIES FUNDS, INC.

/s/ Charles C.S. Park
By:	Charles C.S. Park
Title:	Managing Director

BLACKROCK VARIABLE SERIES FUNDS II, INC.

/s/ Charles C.S. Park
By:	Charles C.S. Park
Title:	Managing Director

BLACKROCK INVESTMENTS, LLC

/s/ Ariana Brown
By:	Ariana Brown
Title:	Director

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BlackRock Limited

Exhibit B

Portfolios and Share Classes of each Fund now or in the future offered to Accounts of the Company, including, but not limited to:

BlackRock Variable Series Funds, Inc.

Fund	Class	CUSIP	Tickers

BlackRock Advantage Large Cap Core V.I. Fund	I	09253L611	LGCCI
BlackRock Advantage Large Cap Core V.I. Fund	II	09253L595	LGCII
BlackRock Advantage Large Cap Core V.I. Fund	III	09253L587	LCIII
BlackRock Advantage Large Cap Value V.I. Fund	I	09253L546	LCATT
BlackRock Advantage Large Cap Value V.I. Fund	II	09253L538	LCBTT
BlackRock Advantage Large Cap Value V.I. Fund	III	09253L520	LVIII
BlackRock Advantage U.S. Total Market V.I. Fund	I	09253L470	SMCPI
BlackRock Advantage U.S. Total Market V.I. Fund	II	09253L462	SMCII
BlackRock Advantage U.S. Total Market V.I. Fund	III	09253L454	SCIII
BlackRock Basic Value V.I. Fund	I	09253L405	BAVLI
BlackRock Basic Value V.I. Fund	II	09253L504	BAVII
BlackRock Basic Value V.I. Fund	III	09253L603	BVIII
BlackRock Capital Appreciation V.I. Fund	I	09253L843	FDGRI
BlackRock Capital Appreciation V.I. Fund	III	09253L827	FGIII
BlackRock Equity Dividend V.I. Fund	I	09253L512	UTTLI
BlackRock Equity Dividend V.I. Fund	III	09253L488	UTIII
BlackRock Global Allocation V.I. Fund	I	09253L777	GLALI
BlackRock Global Allocation V.I. Fund	II	09253L769	GLAII
BlackRock Global Allocation V.I. Fund	III	09253L751	GAIII
BlackRock Government Money Market V.I. Fund*	I	09253L876	DMMKI
BlackRock International V.I. Fund	I	09253L645	IVVVI
BlackRock International Index V.I. Fund	I	09253L355	BIIVX
BlackRock 60/40 Target Allocation ETF V.I. Fund	I	09253L371	BVDAX
BlackRock 60/40 Target Allocation ETF V.I. Fund	III	09253L363	BDAVX
BlackRock Large Cap Focus Growth V.I. Fund	I	09253L579	LGGGI

* No payments for administrative services will be made on this Portfolio.

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BlackRock Limited

BlackRock Large Cap Focus Growth V.I. Fund	III	09253L553	LGIII
BlackRock Managed Volatility V.I. Fund	I	09253L108	AMBLI
BlackRock Managed Volatility V.I. Fund	III	09253L306	ABIII
BlackRock Small Cap Index V.I. Fund	I	09253L348	BSIVX
BlackRock S&P 500 Index V.I. Fund	I	09253L678	IDXVI
BlackRock S&P 500 Index V.I. Fund	II	09253L660	IXVII
BlackRock S&P 500 Index V.I. Fund	III	09253L652	IVIII

BlackRock Variable Series Funds II, Inc.

Fund	Class	CUSIP	Tickers

BlackRock High Yield V.I. Fund	I	09258X107	HICUI
BlackRock High Yield V.I. Fund	III	09258X206	HCIII
BlackRock Total Return V.I. Fund	I	09258X305	CRBDI
BlackRock Total Return V.I. Fund	III	09258X404	CBIII
BlackRock U.S. Government Bond V.I. Fund	I	09258X503	GVBDI
BlackRock U.S. Government Bond V.I. Fund	III	09258X602	GBIII

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BlackRock Limited

Third Amendment to Fund Participation Agreement

This Third Amendment (the “Amendment”), effective as of April 1, 2021 (“Effective Date”), to the Fund Participation Agreement dated as of February 1, 2017, as amended (“Agreement”), by and among Massachusetts Mutual Life Insurance Company (the “Company”) and on its own behalf and on behalf of each separate account of the Company set forth on Schedule A as may be amended from time to time (each separate account hereinafter referred to individually as an “Account” and collectively as the “Accounts”) and BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc., (collectively, the “Funds”) and BlackRock Investments, LLC (“BRIL” or “Underwriter” and the Funds collectively, “the Fund Parties”).

WHEREAS, the parties wish to amend the Agreement to modify certain sections of the Agreement including Exhibit B;

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties, intending to be legally bound, agree as follows:

1.	Exhibit B is hereby deleted in its entirety and replaced as attached herewith in.

2.	Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

3.	This Amendment set forth herein is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Agreement. Except as expressly modified hereby, the terms and provisions of the Agreement shall remain unchanged and shall continue in full force and effect.

4.	This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.

5.	This Amendment shall be governed by the laws of such jurisdiction specified in, and construed in accordance with, the Agreement.

REMAINDER OF THE PAGE INTENTIONALLY BLANK

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BlackRock Limited

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the Effective Date.

BLACKROCK VARIABLE SERIES FUNDS II, INC.

By:	/s/ Jay Fife
Name:	Jay Fife
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Michael S. Dunn
Name:	Michael S. Dunn
Title:	Head of Institutional Insurance

BLACKROCK INVESTMENTS, LLC

By:	/s/ Ariana Brown
Name:	Ariana Brown
Title:	Director

BLACKROCK VARIABLE SERIES FUNDS, INC.

By:	/s/ Jay Fife
Name:	Jay Fife
Title:	Managing Director

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BlackRock Limited

Exhibit B

Portfolios and Share Classes of each Fund now or in the future offered to Accounts of the Company, including, but not limited to:

BlackRock Variable Series Funds, Inc.

Fund	Class	CUSIP	Tickers
BlackRock Advantage Large Cap Core V.I. Fund	I	09253L611	LGCCI
BlackRock Advantage Large Cap Core V.I. Fund	II	09253L595	LGCII
BlackRock Advantage Large Cap Core V.I. Fund	III	09253L587	LCIII
BlackRock Advantage Large Cap Value V.I. Fund	I	09253L546	LCATT
BlackRock Advantage Large Cap Value V.I. Fund	II	09253L538	LCBTT
BlackRock Advantage Large Cap Value V.I. Fund	III	09253L520	LVIII
BlackRock Advantage U.S. Total Market V.I. Fund	I	09253L470	SMCPI
BlackRock Advantage U.S. Total Market V.I. Fund	II	09253L462	SMCII
BlackRock Advantage U.S. Total Market V.I. Fund	III	09253L454	SCIII
BlackRock Basic Value V.I. Fund	I	09253L405	BAVLI
BlackRock Basic Value V.I. Fund	II	09253L504	BAVII
BlackRock Basic Value V.I. Fund	III	09253L603	BVIII
BlackRock Capital Appreciation V.I. Fund	I	09253L843	FDGRI
BlackRock Capital Appreciation V.I. Fund	III	09253L827	FGIII
BlackRock Equity Dividend V.I. Fund	I	09253L512	UTTLI
BlackRock Equity Dividend V.I. Fund	III	09253L488	UTIII
BlackRock Global Allocation V.I. Fund	I	09253L777	GLALI
BlackRock Global Allocation V.I. Fund	II	09253L769	GLAII
BlackRock Global Allocation V.I. Fund	III	09253L751	GAIII
BlackRock Government Money Market V.I. Fund*	I	09253L876	DMMKI
BlackRock International V.I. Fund	I	09253L645	IVVVI
BlackRock International Index V.I. Fund	I	09253L355	BIIVX
BlackRock International Index V.I. Fund	III	09253L322	BIIYX
BlackRock 60/40 Target Allocation ETF V.I. Fund	I	09253L371	BVDAX
BlackRock 60/40 Target Allocation ETF V.I. Fund	III	09253L363	BDAVX
BlackRock Large Cap Focus Growth V.I. Fund	I	09253L579	LGGGI

*	No payments for administrative services will be made on this Portfolio.

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BlackRock Limited

BlackRock Large Cap Focus Growth V.I. Fund	III	09253L553	LGIII
BlackRock Managed Volatility V.I. Fund	I	09253L108	AMBLI
BlackRock Managed Volatility V.I. Fund	III	09253L306	ABIII
BlackRock Small Cap Index V.I. Fund	I	I09253L348	BSIVX
BlackRock Small Cap Index V.I. Fund	III	09253L330	BSIYX
BlackRock S&P 500 Index V.I. Fund	I	09253L678	IDXVI
BlackRock S&P 500 Index V.I. Fund	II	09253L660	IXVII
BlackRock S&P 500 Index V.I. Fund	III	09253L652	IVIII

BlackRock Variable Series Funds II, Inc.

Fund	Class	CUSIP	Tickers
BlackRock High Yield V.I. Fund	I	09258X107	HICUI
BlackRock High Yield V.I. Fund	III	09258X206	HCIII
BlackRock Total Return V.I. Fund	I	09258X305	CRBDI
BlackRock Total Return V.I. Fund	III	09258X404	CBIII
BlackRock U.S. Government Bond V.I. Fund	I	09258X503	GVBDI
BlackRock U.S. Government Bond V.I. Fund	III	09258X602	GBIII

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